DEFINED
ASSET FUNDSSM

CORPORATE INCOME
FUND

------------------------------------------------------------
PREFERRED STOCK PUT SERIES--4
(A UNIT INVESTMENT TRUST)

PROSPECTUS, PART A
DATED DECEMBER 30, 1994
AS AMENDED NOVEMBER 17, 1995

SPONSORS:
Merrill Lynch,
Pierce, Fenner & Smith Inc.
Smith Barney Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Dean Witter Reynolds Inc.

This Series was formed to provide dividend income and minimize risk of loss of capital through investment in a fixed portfolio of Preferred Stocks issued by corporations. In the opinion of counsel, substantially all of the dividend income on the Preferred Stocks, when received by the Fund and distributed to Holders, will constitute dividends for Federal income tax purposes which are eligible for the dividends-received deduction for corporations. See Taxes--Part
B. The Preferred Stocks are supported by collateralized non-recourse purchase commitments of the Seller, which should significantly reduce fluctuations in the value of the Units. There is no assurance that these objectives can be met because they are subject to the financial condition of the issuers of the Preferred Stocks and upon the Seller's continuing ability to meet its obligations under its purchase commitments. Furthermore, the market value of the underlying Securities, and therefore the value of the Units, will fluctuate with changes in interest rates and other factors. The Units of the Fund are rated AAA by Standard & Poor's Corporation.
                                                      Minimum Purchase: One Unit
------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------

NOTE: PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
UNLESS ACCOMPANIED BY DEFINED ASSET FUNDS--CORPORATE INCOME FUND PROSPECTUS, PART B.

This Prospectus consists of two parts. The first includes an Investment Summary and certified financial statements of the Fund, including the related securities portfolio; the second contains a general summary of the Fund.
------------------------------------------------------------------------
Read and retain both parts of this Prospectus for future reference.

DEFINED ASSET FUNDSSM is America's oldest and largest family of unit investment trusts with over $90 billion sponsored since 1970. Each Defined Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

With Defined Asset Funds you know in advance what you are investing in and that changes in the portfolio are limited. Most defined bond funds pay interest monthly and repay principal as bonds are called, redeemed, sold or as they mature. Defined equity funds offer preselected stock portfolios with defined termination dates.

Your financial advisor can help you select a Defined Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. Defined Funds are available in the following types of securities: municipal bonds, corporate bonds, government bonds, utility stocks, growth stocks, even international securities denominated in foreign currencies.

Termination dates are as short as one year or as long as 30 years. Special funds are available for investors seeking extra features: insured funds, double and triple tax-free funds, and funds with 'laddered maturities' to help protect against rising interest rates. Defined Funds are offered by prospectus only.

--------------------------------------------------------------------------------
CONTENTS


Investment Summary..........................................                 A-3
Accountants' Opinion Relating to the Fund...................                 D-1
Statement of Condition......................................                 D-2
Portfolio...................................................                 D-6

DEFINED ASSET FUNDS--CORPORATE INCOME FUND, PREFERRED STOCK PUT SERIES--4 INVESTMENT SUMMARY AS OF SEPTEMBER 30, 1994, THE EVALUATION DATE


AGGREGATE FACE AMOUNT OR STATED VALUE OF SECURITIES+     $      17,011,541*
NUMBER OF UNITS..........................................           48,252
FACE AMOUNT OR STATED VALUE PER UNIT.....................           352.55
FRACTIONAL UNDIVIDED INTEREST IN FUND REPRESENTED BY EACH
  UNIT...................................................         1/48,252nd
PUBLIC OFFERING PRICE PER UNIT                           $          362.12
                                                                (plus cash
                                                           adjustments and
                                                         the amount in the
                                                         Income Account)**
SPONSORS' REPURCHASE PRICE AND REDEMPTION PRICE PER
  UNIT...................................................$          361.36
    ($0.76 less than Public Offering Price per Unit)            (plus cash
                                                           adjustments and
                                                         the amount in the
                                                         Income Account)**
CALCULATION OF ESTIMATED NET ANNUAL INCOME RATE PER UNIT
  (BASED ON FACE AMOUNT OR STATED VALUE PER UNIT)
     Annual dividend income rate per Unit................            7.337%
    Less estimated annual expenses per Unit ($0.08)
       expressed as a percentage.........................             .022%
                                                         -----------------
    Estimated net annual income rate per Unit............            7.315%
                                                         -----------------
                                                         -----------------



MONTHLY INCOME DISTRIBUTION
    Estimated net annual income rate per Unit times the
       Face Amount or Stated Value per Unit..............$           25.79
    Divided by 12........................................$            2.14
RECORD DAY
    The 10th day of each month.
DISTRIBUTION DAY
    The 25th day of each month.


SEMI-ANNUAL PURCHASE DATE
   The 17th day of June and December of each year (or the next succeeding business day).
MINIMUM CAPITAL DISTRIBUTION
   No distribution need be made from Capital Account if balance is less than $5.00 per Unit.
TRUSTEE'S ANNUAL FEE AND EXPENSES++
   $0.08 per Unit (see Expenses and Charges in Part B).
PORTFOLIO SUPERVISION FEE+++
   Maximum of $0.06 per $1,000 Face Amount or Stated Value of underlying Securities (see Expenses and Charges in Part B)***
EVALUATOR'S FEE FOR EACH EVALUATION
   Maximum of $10 (see Expenses and Charges in Part B).
EVALUATION TIME
   3:30 P.M. New York Time
MINIMUM CAPITAL DISTRIBUTION
   No distribution (other than capital gains distributions) need be made if balance, exclusive of capital gains, is less than $5.00 per Unit.
MINIMUM VALUE OF FUND
   Trust may be terminated if value of Fund is less than 40% of the Aggregate Face Amount or Stated Value of Securities on the date of their deposit. As of the Evaluation Date, the value of the Fund is 32% of the Aggregate Face Amount or Stated Value of Securities on the date of their deposit.
FINAL DISPOSITION DATE
    June 17, 2005.


NUMBER OF ISSUES OF PREFERRED STOCK......................               36
PERCENTAGE OF AGGREGATE FACE AMOUNT OR STATED VALUE OF
  PORTFOLIO++++
  REPRESENTING:
    Preferred Stock Backed by Collateralized Purchase
       Commitments.......................................              100%
    Perpetual Preferred Stock............................               99%
    Preferred Stock Subject to Mandatory Sinking Fund....                1%
    Preferred Stock Currently Subject to Optional
       Redemption Provisions.............................              100%
    Preferred Stocks of the Gas and Electric Utility
       Industry..........................................               79%


------------------------------
     *In certain cases the involuntary liquidation preference of Preferred
      Stocks has been used when it differs from the stated value. See Portfolio. **Not including a supplemental placement fee paid quarterly to the Sponsors by the Seller and equalling .1875% of the 'Put Price' (see Market for Units on page A-4).
   ***For Units purchased or redeemed on the Evaluation Date, accrued interest is approximately equal to the undistributed net investment income of the Fund (see Statement of Condition on p. D-2) divided by the number of outstanding Units, plus accrued interest per Unit to the expected date of settlement (5 business days after purchase or redemption). The amount of the cash adjustment which is added is equal to the cash per Unit in the Capital Account not allocated to the purchase of specific Securities (see Public Sale of Units-- Public Offering Price and Redemption in Part B).
     +On the initial Date of Deposit (April 25, 1985), the Face Amount of
      Securities in the Fund was $53,158,954. Cost of Securities is set forth under Portfolio.
     ++Of this figure, the Trustee receives annually for its service as Trustee, $.01 per $1,000 face amount of Securities. The Trustee's Annual Fee and Expenses also includes the Portfolio Supervision Fee and Evaluator's Fee set forth herein.
     +++The Sponsors also may be reimbursed for their costs of bookkeeping and administrative services to the Fund. Portfolio supervision fees deducted in excess of portfolio supervision expenses may be used for this reimbursement. Additional deductions for this purpose are currently estimated not to exceed an annual rate of $0.10 per Unit.
     ++++A Fund is considered to be 'concentrated' in a category when the Securities in that category constitute 25% or more of the aggregate face amount or stated value of the Portfolio. See Risk Factors--Preferred Stock and Preferred Stock Put Series--Other Risk
     Factors--Utilities in Part B for a description of certain investment risks relating to these types of obligations.

DEFINED ASSET FUNDS--CORPORATE INCOME FUND, PREFERRED STOCK PUT SERIES--4 INVESTMENT SUMMARY AS OF THE EVALUATION DATE (CONTINUED)

RISK FACTORS--

     All Preferred Stocks ('Preferred Stock' or 'Securities') in the Fund were acquired from The Dime Savings Bank of New York, FSB (the 'Seller'), a federally chartered savings bank, the deposits of which are insured by the FDIC. All of the Preferred Stocks were originally acquired by the Seller in the ordinary course of its business and held in its investment portfolio prior to sale to Sponsors. The Sponsors believe that the Securities together with the purchase commitments will be readily marketable to institutions and other investors should it be necessary for the Trustee to sell Securities to meet redemption of Units. Investment in the Fund should be made with an understanding of the nature of preferred stocks (see Risk Factors--Preferred Stock and Preferred Stock Put Series in Part B).

PURCHASE COMMITMENTS--

     To provide liquidity, the Seller has committed to purchase on each Semi-Annual Purchase Date any Preferred Stocks if required to satisfy redemption of Units (a'Liquidity Purchase'). This purchase commitment is designed to minimize, in comparison with other preferred stock, the risk of capital depreciation while maintaining the potential for capital appreciation. The Preferred Stocks are also supported by Default Purchase, Insolvency Purchase and Disposition Purchase commitments designed to stabilize the Holders' capital investment (see Risk Factors herein and Risk Factors--Preferred Stock and Preferred Stock Put Series in Part B).

MARKET FOR UNITS--

     The Sponsors, though not obligated to do so, intend to maintain a secondary market for the units of fractional undivided interest in the Fund ('Units') at prices based on the aggregate bid side evaluation of the underlying Securities and sell Units at prices on the aggregate offering side evaluation of the Securities. For this and other reasons the amount realized by a Holder upon a sale or redemption of Units may be less than the price paid for the Units. However, because of the Seller's Liquidity Purchase commitment on each Semi-Annual Purchase Date at a predetermined price (the 'Put Price') (see information on page 16 of Part B regarding determination of Put Price), the Sponsors anticipate that the bid side evaluation of a Security on each Semi-Annual Purchase Date will at least equal the Put Price of that Security but will not necessarily equal the offering side evaluation of that Security on the Date of Deposit. During the six-month period prior to each Semi-Annual Purchase Date, the bid side evaluation of each Security may fluctuate but should approach the Put Price of that Security as each Semi-Annual Purchase Date approaches.

     It is anticipated that the perpetual Preferred Stocks and certain of the sinking fund Preferred Stocks will be sold by the Trustee on various disposition dates beginning June 17, 1995 and ending June 17, 2005 if they can be sold for prices in excess of their Put Prices on such dates. Otherwise these Preferred Stocks will be purchased on the Final Disposition Date at their Put Prices in accordance with the Seller's Disposition Purchase commitments. Provision is made for the perpetual Preferred Stocks, which have no sinking fund provisions, to be sold from the Fund in a series of dispositions by the Trustee from the tenth year of the Fund until the Final Disposition Date (which is in approximately the twentieth year of the Fund). The Indenture will require that the Trustee sell from the Fund, subject to the right of first refusal of the Seller, perpetual Preferred Stocks whose market values, without related Liquidity Purchase commitments and Disposition Purchase commitments exceed their Put Prices at the time set for disposition. The maximum amount of perpetual Preferred Stocks to be disposed of in this way will be 10% of the original face amount of these Preferred Stocks in each year (at the rate of approximately 1% per month), with any month's or year's unused disposition amount being carried over to the next period. For the purposes of the provisions described in this paragraph, those sinking fund Preferred Stocks whose final redemption dates are more than approximately a year after the Final Disposition Date will be treated as perpetual Preferred Stocks. The actual volume of dispositions in any period is unpredictable, since it depends on the market values of these Preferred Stocks. There is a substantial possibility that the market values of Preferred Stocks exclusive of the value of the related Liquidity Purchase commitments and Disposition Purchase commitments will never exceed their Put Prices, and there will be no such disposition.

DEFINED ASSET FUNDS--CORPORATE INCOME FUND, PREFERRED STOCK PUT SERIES--4 INVESTMENT SUMMARY AS OF THE EVALUATION DATE (CONTINUED)
TAXES--

     The following replaces 'Taxes' in Part B:

TAXATION OF THE FUND

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income without regard to its net capital gain (net capital gain is defined as the excess of net long-term capital gain over short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) it distributes to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distributions to investors of the Fund's dividend income and any net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Fund's taxable income (without regard to any net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's interest income and any net short-term capital gain will be taxable as ordinary income to investors.

     Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by the Fund and are attributable to dividends received by the Fund from domestic issuers with respect to whose securities the Fund satisfied the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax).

     The dividends-received deduction generally is 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Investors are urged to consult their own tax advisers.

     Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate investor's circumstances (including whether it has a 45-day holding period for his Units and whether its Units are debt financed), these limitations may be applicable to dividends received by an investor from the Fund which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, investors should consult their own tax advisers in this regard. A corporate investor should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

     Distributions of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to investors as long-term capital gain, regardless of the time the Units have been held by an investor. An investor will recognize taxable gain or loss if the investor sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be capital gain or loss,

DEFINED ASSET FUNDS--CORPORATE INCOME FUND, PREFERRED STOCK PUT SERIES--4 INVESTMENT SUMMARY AS OF THE EVALUATION DATE (CONTINUED) except in the case of a dealer. Capital gains are currently taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund. The deduction of capital losses is subject to limitations.

     The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. Investors who are not U.S. citizens or residents should be aware that distributions from the Fund generally will be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.

                                    *  *  *

     There are no regulations, published rulings or judicial decisions involving the characterization for Federal income tax purposes of arrangements involving the purchase of preferred stocks with purchase commitments that are substantially the same as the Seller's purchase commitments with respect to the Securities. However, Davis Polk & Wardwell, special counsel for the Sponsors, are of the opinion that, under applicable law, the Fund will be treated as the owner of the Securities for Federal income tax purposes, notwithstanding the existence of the Seller's purchase commitments. (Neither the Fund nor the Sponsors have applied for a ruling from the Internal Revenue Service regarding the ownership of the Securities; the Internal Revenue Service has announced in Rev. Proc. 83-55, as restated as part of Rev. Proc. 95-3, that it will not ordinarily issue advance rulings or determination letters on the question of who is the true owner of securities or participation interests therein where the purchaser has the contractual right to cause the security or participation interest therein to be purchased by either the seller or a third party; accordingly, there can be no assurance that the Internal Revenue Service will agree with the conclusion expressed herein or that it will not take actions which, if sustained, would result in the Fund not being treated as the owner of the Securities for Federal income tax purposes.)

     The Fund may recognize capital gain upon the sinking fund or optional redemption of Securities in an amount equal to the excess of the redemption price of the Securities redeemed over the Fund's cost therefor (including any portion of such cost allocable to the Seller's purchase commitment). The Fund may also recognize capital gain if it sells a Security (pursuant to the Seller's purchase commitment or otherwise). The existence of the Seller's purchase commitments causes any capital gain realized by the Fund to constitute short-term capital gain regardless of whether the Security redeemed or sold was held in excess of the long-term capital gain holding period. Therefore, distributions of the Fund's capital gain will constitute ordinary income dividends (not capital gain dividends) to the extent of the Fund's taxable income for that year but will not qualify for the dividends-received deduction for corporations.

     Only the amount of the Fund's dividend distributions (exclusive of capital gain dividends) which does not exceed the aggregate amount of dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporations. Dividends received by the Fund will be considered dividends for this purpose only if such dividends would qualify for the dividends-received deduction for corporations pursuant to the rules generally applicable to corporations under Section 246(c) of the Code. Although there are no regulations, published rulings or judicial decisions involving the eligibility for the dividends-received deduction in circumstances substantially similar to those present here, it is the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, that the Fund will be considered to have a holding period for the Securities of at least 45 days for purposes of
Section 246(c) of the Code and that accordingly all dividends received by the Fund on the Securities will qualify for the dividends-received deduction and thus will be considered to be dividends for purposes of determining the amount of the Fund's dividend distributions which will qualify for the dividends-received deduction. Opinions of counsel, however, are not binding on the Internal Revenue Service. The Internal Revenue Service could assert that because of the existence of the Seller's purchase commitments, none of the dividends received by the

DEFINED ASSET FUNDS--CORPORATE INCOME FUND, PREFERRED STOCK PUT SERIES--4 INVESTMENT SUMMARY AS OF THE EVALUATION DATE (CONTINUED)
Fund will qualify for the dividends-received deductions under the rules generally applicable to corporations and therefore that none of the dividends distributed by the Fund will qualify for the dividends-received deduction. Although there can be no assurance as to the outcome, it is the opinion of Davis Polk & Wardwell that the Internal Revenue Service would not prevail if this issue were properly presented to a court.

     It is likely that less than 100% of the Fund's dividend distributions will qualify for the dividends-received deduction. The exact percentage of the Fund's dividend distributions in a given year that will qualify for the dividends-received deduction will depend on the expenses of the Fund for such year and the amount of Securities redeemed or sold in the year and whether any short-term capital gain results therefrom.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND
PREFERRED STOCK PUT SERIES - 4

REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsors, Co-Trustees and Holders
of Defined Asset Funds - Corporate Income Fund,
Preferred Stock Put Series - 4:

We have audited the accompanying statement of condition of Defined Asset Funds - Corporate Income Fund, Preferred Stock Put Series - 4, including the portfolio, as of September 30, 1994 and the related statements of operations and of changes in net assets for the years ended September 30, 1994, 1993 and 1992. These financial statements are the responsibility of the Co-Trustees. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at September 30, 1994, as shown in such portfolio, were confirmed to us by Investors Bank & Trust Company, a Co-Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Co-Trustees, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Corporate Income Fund, Preferred Stock Put Series - 4 at September 30, 1994 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

NEW YORK, N.Y.
November 29, 1994



































                                   D -  1

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND
     PREFERRED STOCK PUT SERIES - 4


     STATEMENT OF CONDITION
     As of September 30, 1994

     TRUST PROPERTY:
       INVESTMENT IN MARKETABLE SECURITIES - AT VALUE (COST $16,374,583) (NOTE 1)................................. $  16,899,228
       CASH PRINCIPAL.............................................................................................       226,067
       DIVIDENDS RECEIVABLE.......................................................................................       174,481
       SECURITIES CALLED FOR REDEMPTION (COST $203,230) (NOTE 5)..................................................       207,280
                                                                                                                   -------------
       TOTAL TRUST PROPERTY.......................................................................................    17,507,056

     LESS LIABILITIES:
       ADVANCE FROM CO-TRUSTEE...................................................................... $      65,741
       ACCRUED EXPENSES.............................................................................         4,801
                                                                                                     -------------
       TOTAL LIABILITIES............................................................................                      70,542
                                                                                                                   -------------

     NET ASSETS, REPRESENTED BY:
       48,252  UNITS OF FRACTIONAL UNDIVIDED INTEREST OUTSTANDING (NOTE 3)..........................    17,332,576
       UNDISTRIBUTED NET INVESTMENT INCOME..........................................................       103,938
                                                                                                     -------------
     NET ASSETS.....................................................................................               $  17,436,514
                                                                                                                   =============
     UNITS OUTSTANDING............................................................................................        48,252
                                                                                                                   =============
     NET ASSET VALUE PER UNIT..................................................................................... $      361.36
                                                                                                                   =============

                                 See Notes To Financial Statements.










































                                   D -  2

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND
     PREFERRED STOCK PUT SERIES - 4


     STATEMENTS OF OPERATIONS


                                                                                       Year Ended     Year Ended     Year Ended
                                                                                      September 30,  September 30,  September 30,
                                                                                          1994           1993           1992
                                                                                          ----           ----           ----

     INVESTMENT INCOME:
       DIVIDEND INCOME.............................................................. $   1,558,716  $   2,006,842  $   2,074,517
       CO-TRUSTEES' FEES AND EXPENSES...............................................          (205)          (258)        (1,909)
       SPONSORS' FEES...............................................................        (2,738)        (3,920)        (5,921)
                                                                                     -------------  -------------  -------------
       NET INVESTMENT INCOME........................................................     1,555,773      2,002,664      2,066,687
                                                                                     -------------  -------------  -------------

     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:











       REALIZED GAIN ON SECURITIES SOLD OR REDEEMED.................................        71,015              0         15,784
       UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS........................      (465,271)       185,231        (75,906)
                                                                                     -------------  -------------  -------------
       NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.......................      (394,256)       185,231        (60,122)
                                                                                     -------------  -------------  -------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................... $   1,161,517  $   2,187,895  $   2,006,565
                                                                                     =============  =============  =============

                                 See Notes to Financial Statements.


































                                   D -  3

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND
     PREFERRED STOCK PUT SERIES - 4


     STATEMENTS OF CHANGES IN NET ASSETS













                                                                                       Year Ended     Year Ended     Year Ended
                                                                                      September 30,  September 30,  September 30,
                                                                                          1994           1993           1992
                                                                                          ----           ----           ----

     OPERATIONS:
       NET INVESTMENT INCOME........................................................ $   1,555,773  $   2,002,664  $   2,066,687
       REALIZED GAIN ON SECURITIES SOLD OR REDEEMED.................................        71,015              0         15,784
       UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS........................      (465,271)       185,231        (75,906)
                                                                                     -------------  -------------  -------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................     1,161,517      2,187,895      2,006,565
                                                                                     -------------  -------------  -------------

     DISTRIBUTIONS TO HOLDERS: (NOTE 2)
       INCOME.......................................................................    (1,531,143)    (1,984,274)    (2,092,687)
       PRINCIPAL....................................................................    (7,321,459)    (1,391,691)    (1,552,100)
                                                                                     -------------  -------------  -------------
       TOTAL DISTRIBUTIONS..........................................................    (8,852,602)    (3,375,965)    (3,644,787)
                                                                                     -------------  -------------  -------------

     UNIT TRANSACTIONS:
       REDEMPTION AMOUNTS - PRINCIPAL...............................................      (290,453)             0              0
                                                                                     -------------  -------------  -------------
       TOTAL UNIT TRANSACTIONS......................................................      (290,453)             0              0
                                                                                     -------------  -------------  -------------


     NET DECREASE IN NET ASSETS.....................................................    (7,981,538)    (1,188,070)    (1,638,222)
     NET ASSETS AT BEGINNING OF YEAR................................................    25,418,052     26,606,122     28,244,344
                                                                                     -------------  -------------  -------------
     NET ASSETS AT END OF YEAR...................................................... $  17,436,514  $  25,418,052  $  26,606,122
                                                                                     =============  =============  =============

     PER UNIT:
       INCOME DISTRIBUTIONS DURING YEAR............................................. $       31.32  $       40.45  $       42.66
                                                                                     =============  =============  =============
       PRINCIPAL DISTRIBUTIONS DURING YEAR.......................................... $      149.25  $       28.37  $       31.64
                                                                                     =============  =============  =============
       NET ASSET VALUE AT END OF YEAR............................................... $      361.36  $      518.15  $      542.37
                                                                                     =============  =============  =============

     TRUST UNITS:
       REDEEMED DURING YEAR.........................................................           803              0              0
                                                                                     =============  =============  =============
       OUTSTANDING AT END OF YEAR...................................................        48,252         49,055         49,055
                                                                                     =============  =============  =============

                                 See Notes To Financial Statements.




















                                   D -  4

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND
     PREFERRED STOCK PUT SERIES - 4


     NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

         The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

         (a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities. See "Redemption - Computation of Redemption Price Per Unit" in this Prospectus, Part B.

         (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

         (c)  Dividend income is recorded on the ex-dividend date.

     2.  DISTRIBUTIONS

         A distribution of net investment income is made to Holders each month. Receipts other than dividends, after deductions for redemptions and applicable expenses, are distributed as explained in "Administration of the Fund - Accounts and Distributions" in this Prospectus, Part B.


     3.  NET CAPITAL

         Cost of 48,252 units as of Date of Deposit............. $  47,627,675
                                                                 -------------
         Net amount applicable to Holders.......................    47,627,675
         Redemptions of units - net cost of 4,906 units redeemed
           less redemption amounts..............................     2,196,988
         Realized gain on securities sold or redeemed...........     1,103,372
         Unrealized appreciation of investments.................       528,695
         Principal distributions................................   (34,124,154)
                                                                 -------------
         Net capital applicable to Holders...................... $  17,332,576
                                                                 =============

     4.  INCOME TAXES

         As of September 30, 1994, unrealized appreciation of investments











         (including securities called for redemption), based on cost for Federal income tax purposes, aggregated $528,695, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $16,577,813 at September 30, 1994.


     5.  SECURITIES CALLED FOR REDEMPTION

         2,000 shares of Metropolitan Edison Company 7.68% Cum Pfd Stock, Series G were called for redemption on October 1, 1994. Such securities are valued at the amount of the proceeds subsequently received.







                                   D -  5

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND
     PREFERRED STOCK PUT SERIES - 4

     PORTFOLIO
     AS OF SEPTEMBER 30, 1994

                                                                                                                     Indicated
                  Portfolio No. and Title of              Number of  Par (P) or Stated (S)                       Dividend Rate
                         Securities(3)                       Shares     Value Per Share                   Total      Per Annum
                         _____________                       ______     _______________                   _____      _________

     1    Baltimore Gas & Electric Co, 5.40% Pfd              5,846     $  100.000 (P)         $        584,600          5.400%
           Stk, Ser D

     2    Baltimore Gas & Electric Co, 7.78% Cum Pfd          2,923       100.000 (P)                   292,300          7.780
           Stk, Ser 1973

     3    Carolina Power & Light Co, $5.44 Serial             1,850       100.000 (S)                   185,000          5.440
           Cum Pfd Stk

     4    Central Power & Light Co, 7.12% Pfd Stk             5,000       100.000 (P)                   500,000          7.120

     5    Cincinnati Gas & Electric Co, 7.44% Cum Pfd         4,000       100.000 (P)                   400,000          7.440

     6    Commonwealth Edison Co, $8.40 Cum                     585       100.000 (S)                    58,500          8.400
           Preference Stk

     7    Commonwealth Edison Co, $7.24 Cum Pfd Stk           7,000       100.000 (S)                   700,000          7.240

     8    Consumers Power Co, $7.76 Pfd Stk                   5,000       100.000 (P)                   500,000          7.760

     9    Duke Power Co, 6.72% Cum Pfd Stk, Ser E             1,000       100.000 (P)                   100,000          6.720












     10   GTE California, Inc 5% Cum Pfd Stk                  7,308       20.000 (P)                    146,160          5.000

     11   GTE California, Inc 7.48% Cum Pfd Stk              16,000       100.000 (P)                 1,600,000          7.480

     12   GTE Northwest, Inc Cum Pfd Stk, $8.16 Ser             241       100.000 (S)                    24,100          8.160

     13   Gulf Power Co, 7.52% Pfd Stk                        6,000       100.000 (P)                   600,000          7.520

     14   Illinois Power Co, 8.24% Cum Pfd Stk                  877       50.000 (P)                     43,850          8.240

     15   Indianapolis Power & Light Co, 8.20% Cum              351       100.000 (P)                    35,100          8.200
           Pfd Stk

     16   Iowa Electric Light & Power, 6.10% Cum Pfd          2,500       50.000 (S)                    125,000          6.100
           Stk

     17   Iowa-Illinois Gas & Elec Co, $7.50 Cum Pfd          5,000       100.000 (P)                   500,000          7.500
           Shares

     18   Massachusetts Electric Co, Cum Pfd Stk,             2,923       100.000 (P)                   292,300          4.440
           4.44% Ser

     19   J Ray McDermott & Co, Inc, Ser B $2.60 Cum          2,817       31.250 (S)                     88,031          8.320
           Pfd Stk

     20   Mississippi Power & Light Co, 7.44% Pfd Stk         5,000       100.000 (P)                   500,000          7.440

     21   New York State Elec & Gas Corp, 6.48%               1,100       100.000 (P)                   110,000          6.480
           Serial Pfd Stk

     22   Northern Indiana Public Svc Co, 7.50% Cum           5,000       100.000 (P)                   500,000          7.500
           Pfd Stk

     23   Ohio Edison Co, 7.24% Pfd Stk                       4,500       100.000 (P)                   450,000          7.240

                                                            D -  6

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND
     PREFERRED STOCK PUT SERIES - 4

     PORTFOLIO
     AS OF SEPTEMBER 30, 1994

                                                               Optional
                  Portfolio No. and Title of                 Redemption
                         Securities(3)                 Provisions(2)(4)          Cost      Value(1)
                         _____________                 ________________          ____      ________

     1    Baltimore Gas & Electric Co, 5.40% Pfd          Currently      $    417,527  $    432,059
           Stk, Ser D

     2    Baltimore Gas & Electric Co, 7.78% Cum Pfd      Currently           295,223       305,780
           Stk, Ser 1973












     3    Carolina Power & Light Co, $5.44 Serial         Currently           133,109       135,325
           Cum Pfd Stk

     4    Central Power & Light Co, 7.12% Pfd Stk         Currently           470,995       487,380

     5    Cincinnati Gas & Electric Co, 7.44% Cum Pfd     Currently           393,748       407,448

     6    Commonwealth Edison Co, $8.40 Cum               Currently            59,085        61,440
           Preference Stk

     7    Commonwealth Edison Co, $7.24 Cum Pfd Stk       Currently           670,516       693,848

     8    Consumers Power Co, $7.76 Pfd Stk               Currently           511,050       519,633

     9    Duke Power Co, 6.72% Cum Pfd Stk, Ser E         Currently            88,902        91,995

     10   GTE California, Inc 5% Cum Pfd Stk              Currently            96,647        99,684

     11   GTE California, Inc 7.48% Cum Pfd Stk           Currently         1,583,472     1,632,815

     12   GTE Northwest, Inc Cum Pfd Stk, $8.16 Ser       Currently            24,100        25,035

     13   Gulf Power Co, 7.52% Pfd Stk                    Currently           596,976       606,914

     14   Illinois Power Co, 8.24% Cum Pfd Stk            Currently            45,516        47,215

     15   Indianapolis Power & Light Co, 8.20% Cum        Currently            35,451        36,817
           Pfd Stk

     16   Iowa Electric Light & Power, 6.10% Cum Pfd      Currently           100,864       104,374
           Stk

     17   Iowa-Illinois Gas & Elec Co, $7.50 Cum Pfd      Currently           496,160       513,420
           Shares

     18   Massachusetts Electric Co, Cum Pfd Stk,         Currently           171,601       177,575
           4.44% Ser

     19   J Ray McDermott & Co, Inc, Ser B $2.60 Cum      Currently            88,031        90,301
           Pfd Stk

     20   Mississippi Power & Light Co, 7.44% Pfd Stk     Currently           492,185       509,310

     21   New York State Elec & Gas Corp, 6.48%           Currently            94,297        97,578
           Serial Pfd Stk

     22   Northern Indiana Public Svc Co, 7.50% Cum       Currently           496,160       504,418
           Pfd Stk

     23   Ohio Edison Co, 7.24% Pfd Stk                   Currently           431,046       438,222

                                                            D -  7

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND
     PREFERRED STOCK PUT SERIES - 4












     PORTFOLIO
     AS OF SEPTEMBER 30, 1994

                                                                                                                     Indicated
                  Portfolio No. and Title of              Number of  Par (P) or Stated (S)                       Dividend Rate
                         Securities(3)                       Shares     Value Per Share                   Total      Per Annum
                         _____________                       ______     _______________                   _____      _________

     24   Ohio Edison Co, 7.36% Pfd Stk                      10,000     $  100.000 (P)         $      1,000,000          7.360%

     25   Ohio Power Co, 4.40% Cum Pfd Stk                      500       100.000 (P)                    50,000          4.400

     26   Pacific Gas & Elec Co, 8.00% Redeemable            20,000       25.000 (P)                    500,000          8.000
           First Pfd Stk

     27   Pacific Gas & Elec Co, 7.84% Redeemable             8,000       25.000 (P)                    200,000          7.840
           First Pfd Stk

     28   Public Service Elec & Gas Co, 4.08% Cum             2,700       100.000 (P)                   270,000          4.080
           Pfd Stk

     29   Public Service Elec & Gas Co, 5.05% Cum               512       100.000 (P)                    51,200          5.050
           Pfd Stk

     30   Public Service Elec & Gas Co, 7.70% Cum            10,000       100.000 (P)                 1,000,000          7.700
           Pfd Stk

     31   Public Service Elec & Gas Co, 7.80% Cum             2,631       100.000 (P)                   263,100          7.800
           Pfd Stk

     32   Southwestern Public Service Co, 8.00% Cum          17,500       100.000 (P)                 1,750,000          8.000
           Pfd Stk

     33   Texas Util Elec Co, $7.20 Cum Pfd Stk               1,000       100.000 (S)                   100,000          7.200

     34   United Illuminating Co, 7.60% Pfd Stk, Ser         20,000       100.000 (S)                 2,000,000          7.600
           F

     35   West Penn Power Co, $8.20 Pfd Stk, Ser J            2,923       100.000 (P)                   292,300          8.200

     36   West Penn Power Co, $7.64 Pfd Stk, Ser I           12,000       100.000 (P)                 1,200,000          7.640
                                                       ____________
     TOTAL                                                  200,587
                                                       ============
































                                                            D -  8

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND
     PREFERRED STOCK PUT SERIES - 4

     PORTFOLIO
     AS OF SEPTEMBER 30, 1994

                                                               Optional
                  Portfolio No. and Title of                 Redemption
                         Securities(3)                 Provisions(2)(4)          Cost      Value(1)
                         _____________                 ________________          ____      ________

     24   Ohio Edison Co, 7.36% Pfd Stk                   Currently      $    973,780  $  1,007,662

     25   Ohio Power Co, 4.40% Cum Pfd Stk                Currently            29,089        30,102

     26   Pacific Gas & Elec Co, 8.00% Redeemable         Currently           529,265       547,679
           First Pfd Stk

     27   Pacific Gas & Elec Co, 7.84% Redeemable         Currently           207,468       214,685
           First Pfd Stk

     28   Public Service Elec & Gas Co, 4.08% Cum         Currently           145,638       150,711
           Pfd Stk

     29   Public Service Elec & Gas Co, 5.05% Cum         Currently            34,194        35,385
           Pfd Stk

     30   Public Service Elec & Gas Co, 7.70% Cum         Currently         1,007,900     1,043,518
           Pfd Stk

     31   Public Service Elec & Gas Co, 7.80% Cum         Currently           265,731       275,267
           Pfd Stk

     32   Southwestern Public Service Co, 8.00% Cum       Currently         1,767,500     1,833,278
           Pfd Stk

     33   Texas Util Elec Co, $7.20 Cum Pfd Stk           Currently            95,259        98,574

     34   United Illuminating Co, 7.60% Pfd Stk, Ser      Currently         2,011,120     2,081,087











           F

     35   West Penn Power Co, $8.20 Pfd Stk, Ser J        Currently           301,946       307,462

     36   West Penn Power Co, $7.64 Pfd Stk, Ser I        Currently         1,213,032     1,255,232
                                                                         ____________  ____________
     TOTAL                                                               $ 16,374,583  $ 16,899,228
                                                                         ============  ============

                              See Notes To Portfolio.



















                                                            D -  9

     DEFINED ASSET FUNDS - CORPORATE INCOME FUND
     PREFERRED STOCK PUT SERIES - 4


     NOTES TO PORTFOLIO
     AS OF SEPTEMBER 30, 1994


     (1)  See Notes to Financial Statements.

     (2) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be effected by redemptions. The estimated current return may be affected by redemptions. The tax effect on Holders of redemption and related distributions is described under "Taxes" in this Prospectus, Part B.

     (3) All preferred stocks in the Fund were acquired from The Dime Savings Bank of New York (the Seller), a Federally chartered savings bank. The Seller has agreed to repurchase any securities sold by it to the Fund under specified circumstances. For additional information about such arrangements, see "Investment Summary - Risk Factors" and "Risk Factors - Preferred Stock and Preferred Stock Put Series" in Parts A and B, respectively, of this Prospectus.

     (4) It is anticipated that the perpetual Preferred Stocks and certain of the sinking fund Preferred Stocks will be sold by the Trustee on various disposition dates beginning June 17, 1995 and ending June 17, 2005 if they can be sold for prices in excess of their Put Prices on such dates. Otherwise these Preferred Stocks will be sold on the Final Disposition Date (June 17, 2005 for all Preferred Stocks) at their Put Prices in accordance with the Seller's Disposition
          Purchase commitments. (See "Investment Summary - Risk Factor" in this Prospectus, Part A.)

                             DEFINED ASSET FUNDS--
                             CORPORATE INCOME FUND
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                            DEFINED ASSET FUNDSSM
                              PROSPECTUS--PART B
                            CORPORATE INCOME FUND
                           CASH OR ACCRETION SERIES
                           INTERMEDIATE TERM SERIES
                                INSURED SERIES
                            MONTHLY PAYMENT SERIES
                          PREFERRED STOCK PUT SERIES
                                SELECT SERIES

  THIS PART B OF THE PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED OR
                             PRECEDED BY PART A.
            FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
    WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, AT THE ADDRESS AND
       TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                    Index

                                                          PAGE
Fund Description......................................          1
Risk Factors..........................................          2
How to Buy Units......................................          6
How to Sell Units.....................................          7
Income, Distributions and Reinvestment................          8
Fund Expenses.........................................          9
Taxes.................................................          9

                                                          PAGE
Records and Reports...................................         11
Trust Indenture.......................................         12
Miscellaneous.........................................         12
Exchange Option.......................................         14
Supplemental Information..............................         14
Appendix A--Description of Ratings....................        a-1
Appendix B--Sales Charge Schedules....................        b-1

FUND DESCRIPTION

BOND PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, generally selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (the Bonds were initially rated in the category A or better by at least one nationally recognized rating organization or had comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. (For Preferred Stock Put Series, see page 4.)

     Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).

     After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa (the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.

     Because each Defined Asset Fund is a preselected portfolio of Bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, institution of certain legal proceedings, if the Bond becomes inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors that, in the opinion of Defined Asset Funds research analysts, makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan. The Sponsors and the Trustee are not liable for any default or defect in a Bond.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

   Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

     The Fund may be concentrated in one or more of types of bonds. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

UTILITIES

     Payments on utility bonds are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry.

HOSPITAL AND HEALTH CARE FACILITIES

     Payments on hospital and health care facility bonds are dependent upon revenues of hospitals and other health care facilities. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit paymentsto health care facilities. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by increasing cost of insurance.

BANKS AND OTHER FINANCIAL INSTITUTIONS

     The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

TELECOMMUNICATIONS

     Payments on bonds of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, are generally dependant upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, the effects of inflation on the cost of providing services and the rate of technological innovation. The industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities.

FOREIGN OBLIGORS

     On the basis of the best information available to the Sponsors, except as indicated in Prospectus Part A, under existing law there are no withholding taxes applicable to any foreign Securities in the Portfolio. Issues of foreign obligors may involve investment risks that are different from those of domestic issues, including currency rate fluctuations, future political and economic developments and the possible imposition of withholding taxes, exchange controls or other foreign governmental restrictions which might adversely affect the Fund.

INSURED SERIES

    Portfolio Insurance. The Fund has obtained portfolio insurance ('Portfolio Insurance') from either MBIA Insurance Corporation or Financial Security Assurance Inc. (each referred to as an 'Insurer' or the 'Insurers') (see The Insurers below) that guarantees the scheduled payments of the principal of and interest on the Bonds ('Portfolio-Insured Bonds') while they are owned by the Fund, but does not guarantee the market value of the Bonds or the value of the Units. Although all Bonds are individually insured, neither the Fund, the Units nor the Portfolio are insured directly.

    Since Portfolio Insurance applies to the Bonds only while they are owned by the Fund, the value of Portfolio-Insured Bonds (and therefore the value of the Units) may decline if the credit quality of any Portfolio-Insured Bond is reduced. Premiums for Portfolio Insurance are payable monthly in advance by the Trustee on behalf of the Fund. Upon the sale of a Portfolio-Insured Bond from the Fund, the Trustee has the right, pursuant to an irrevocable commitment obtained from the Insurer, to obtain insurance to maturity ('Permanent Insurance') on the Bond upon the payment of a single, predetermined insurance premium from the proceeds of the sale. Accordingly, any Bond in the Fund is eligible to be sold on an insured basis. The Public Offering Price does not reflect any element of value for Portfolio Insurance. The Evaluator will attribute a value to the Portfolio Insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Portfolio-Insured Bonds are in default in the payment of principal or interest or, in the opinion of Defined Asset Funds research analysts, in significant risk of default.

     The Insurers. The claims-paying ability of each Insurer is rated AAA by Standard & Poor's. Ratings of insurance companies are subject to change at any time at the discretion of the rating agency. In the event that the rating of an Insurer is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund.

     The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                                           FINANCIAL INFORMATION
                                                                            AS OF JUNE 30, 1995
                                                                          (IN MILLIONS OF DOLLARS)
                                                                  ----------------------------------------
                        NAME                   DATE ESTABLISHED   ADMITTED ASSETS   POLICYHOLDERS' SURPLUS
                        ----                   ----------------   ---------------   ----------------------
Financial Security Assurance Inc.............           1984        $       776         $       344
MBIA Insurance Corporation...................           1986              3,623               1,165

     Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

CASH OR ACCRETION BOND SERIES AND SELECT SERIES

     The Bonds in these Funds are Compound Interest Bonds that initially do not pay interest. Instead, these Bonds accrue interest until a certain date (the Payment Commencement Date). Prior to that date, the accrued but unpaid interest on each Compound Interest Bond is added to principal and compounded, and additional Units of the Fund are issued and added to the investor's account on the quarterly or semi-annual Unit Accretion Distribution Days stated in Part A of the Prospectus. Investors may elect automatic unit accretion distributions which will return to them cash substantially equivalent to the accrued but unpaid interest on the Compound Interest Bonds. Notice of your election to have unit accretion distributions liquidated must be received by the Trustee at least ten days prior to the first Record Day for Unit Accretion Distribution as to which your election will apply. Compound Interest Bonds are treated for federal income tax purposes as having original issue discount, and investors must report as taxable income each year a portion of the original issue discount prior to receiving the cash attributable to that income (see Taxes in Part A of the Prospectus). In addition, the value of the Compound Interest Bonds and of the Units may be subject to greater fluctuations in response to changing interest rates than bonds that make current interest payments.

     The Compound Interest Bonds are backed by collateral primarily composed of mortgage-backed securities guaranteed as to payment of interest and principal by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). The issuers of the Compound Interest Bonds are generally limited purpose corporations organized solely to issue the Bonds.

PREFERRED STOCK PUT SERIES

     Preferred stocks present less risk than common stocks since dividends must be paid before holders of common stock of that issuer may receive a dividend. Preferred stocks do not, however, represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as corporate bonds.

     The preferred stocks in the Fund were acquired from a savings bank or savings and loan association (the Seller) that had held the preferred stocks in its portfolio prior to sale to the Sponsors (see Banks and Other Financial Institutions above). In order to provide liquidity, the Seller has committed to repurchase any of the preferred stocks on any semi-annual Purchase Date (as stated in Part A of the Prospectus) (a Liquidity Purchase). The Seller will also repurchase any preferred stocks if the issuer fails to make any redemption payments or fails to declare and pay a dividend at the prescribed dividend rate (a Default Purchase) or if the Seller becomes or is deemed to be bankrupt or insolvent (an Insolvency Purchase). Investors should realize that they may have all or part of the principal amount of their investment in Units returned prior to termination of the Fund if any of these situations occurs. The Seller will also purchase all the preferred stocks remaining in the Fund on the Final Disposition Date stated in Part A of the Prospectus (a Disposition Purchase). These purchase commitments are backed by collateral which may include mortgage-backed securities, municipal and corporate bonds, U.S. government securities and cash.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the date of this Prospectus which might reasonably be expected to have a material adverse effect upon the Fund. At any time litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. In addition, there can be no assurance that foreign withholding taxes will not be imposed on interest on Bonds issued by non-U.S. issuers in the future.

PAYMENT OF THE BONDS AND LIFE OF THE FUND

     The size and composition of the Portfolio will change over time. Certain of the Bonds may be subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

     Cash or Accretion Bond Series and Select Series. As periodic payments of interest and principal and any prepayments of principal are made on the Ginnie Maes, Freddie Macs and Fannie Maes (the Collateral) backing the Compound Interest Bonds, all or a portion of the amounts received will be used first to make principal and interest payments on other bonds issued by the issuers of the Compound Interest Bonds, until those bonds are fully paid, and then to make principal and interest payments on the Compound Interest Bonds. Therefore, the prepayment rates on the mortgages underlying the Collateral will affect the principal amount of the Compound Interest Bonds in the Fund and the ultimate life of the Fund.

     All of the mortgages in the pools relating to the Collateral are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., the homeowners). While the mortgages underlying the Collateral may be amortized over a period from 30 to 15 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is much less, perhaps as little as nine and six years, respectively. Generally speaking, a number of factors, including mortgage market interest rates and homeowners' mobility, will affect the average life of the Collateral. Changes in prepayment patterns which are influenced by changes in housing cycles and mortgage refinancing could influence yield assumptions used in pricing the securities.

     While the value of these mortgage backed securities generally fluctuates inversely with changes in interest rates, it should be noted that their potential for appreciation, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline. Accordingly, the termination of the Fund might be accelerated as a result of prepayments made as described above.

     Early termination of a Fund or early payments of principal may have important consequences to the investor; e.g., to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment; or the overall return on investment may be less or greater than anticipated, depending in part on whether the purchase price paid for Units represented the payment of an overall premium or a discount, respectively, above or below the stated principal amounts of the underlying mortgages.

FUND TERMINATION

     The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

     Notice of impending termination will be provided to investors and thereafter Units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the

Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY

     Up to 40% of the value of the Portfolio may consist of Bonds acquired in private placements or otherwise that may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of these Bonds be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.

     The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be adversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS

PUBLIC OFFERING PRICE

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund. In the secondary market (after the initial offering period), the Public Offering Price is generally based on the bid side evaluation of the Bonds and includes a sales charge based on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market sales charge schedule in Appendix B). Purchases in the secondary market of one or more Series sponsored by the Sponsors that have the same rates of sales charge may be aggregated. To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser. This procedure may be amended or terminated at any time without notice. For Preferred Stock Put Series there is no sales charge and the Public Offering Price is based on the offer side evaluation of the preferred stocks.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at any time at prices including a sales charge of not less than $5 per Unit.

     Net accrued interest is added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of purchase of Units to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

EVALUATIONS

     Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For Cash or Accretion Bond Series and Select Series, the following Federal holidays are also not Business Days: Columbus Day, Veteran's Day and Martin Luther King's birthday. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered issues have been lower than the offer prices by as much as 1 1/2 or more of face amount in the case of inactively traded issues and as little as 1/4 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1/2 of 1% and 1% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS

     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for about 25 years. Primarily because of the sales charge and fluctuations in the market value of the Bonds, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons; in that event, the Sponsors may still purchase Units at the redemption price as a service to investors. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request together with any certificates you hold. Certificates must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. The Fund has no back-end load or 12b-1 fees, so there is never a fee for cashing in your investment (see Appendix B). If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. Bonds are evaluated on the offer side during the initial offering period and on the bid side thereafter.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.

     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable, or for any other period permitted by the SEC.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

     Interest or dividends received are credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

RETURN CALCULATIONS

     Estimated Current Return shows the estimated annual cash to be received from interest-bearing Bonds in the Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimated life of the Fund. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighing each Bond's yield by its market value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying Bonds.

     No return estimate can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long Units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

     ESTIMATED RATE TO PROJECTED TO MATURITY (CASH OR ACCRETION BONDS SERIES AND SELECT SERIES). Estimated Rate to Projected Maturity of the Compound Interest Bonds is calculated assuming that the mortgages underlying the Ginnie Mae, Fannie Mae or Freddie Mac collateral for the Compound Interest Bonds are prepaid at a certain percentage of a standard prepayment model, that payment on any Compound Interest Bond is not accelerated due to the default of an issuer, that the principal amount of the interest-bearing Bonds included in the Portfolio is distributed when it matures, that interest received on the interest-bearing Bonds will precisely cover the expenses of the Fund, that investors do not redeem or sell any Units (including new Units credited in respect of the aggregate increase in Accreted Principal Amount of the Compound Interest Bonds) prior to projected maturity of the Fund. If the mortgages underlying the Ginnie Mae, Fannie Mae or Freddie Mac collateral prepay more slowly than the specified assumed rates of the prepayment model, the actual return will be less.

     PREFERRED   STOCK PUT  SERIES. Estimated Current  Return shows the
anticipated net annual income rate times the face amount or par or stated value of the preferred stock, divided by the Public Offering Price. The estimated net annual income rate per Unit shows the percentage return based on the face amount or par or stated value per Unit after deducting estimated annual fees and expenses. The Estimated After-Tax Return assumes that investors are taxed at the highest current corporate tax rate and that all dividends distributed to investors will be eligible for the dividends-received deduction for corporations, and is determined without regard to any capital gains that may be distributed to investors.

DISTRIBUTIONS

     Each Unit receives an equal share of any distributions of income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis; dividends on the preferred stocks are usually paid quarterly. Because interest and dividends are not received at a constant rate throughout the year, any Income Distribution may be more or less than the income actually received. To eliminate fluctuations in the Income Distribution, the Trustee will advance amounts necessary to provide approximately equal distributions; it will be reimbursed, without interest, from income received on the Bonds or preferred stocks, as the case may be, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Income Distributions, the Trustee will distribute the investor's pro rata share of any principal received from any disposition of a Bond to the extent available for distribution.

     The estimated annual income per Unit, after deducting estimated annual
Fund expenses as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

REINVESTMENT

Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in The Corporate Fund Accumulation Program, Inc., which is available to investors in certain Series. The Program is an open-end management investment company whose investment objective is to obtain a high level of current income by investing in a diversified portfolio consisting primarily of long-term corporate bonds rated A or better or with comparable credit characteristics. It should be noted, however, that interest distributions to foreign investors from this Program will be subject to U.S. Federal income taxes, including withholding taxes. Investors participating in the Program will be taxed on their reinvested distributions in the manner described in Taxes even though distributions are automatically reinvested. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply. REINVESTMENT IS NOT AVAILABLE TO INVESTORS IN CASH OR ACCRETION BOND SERIES, PREFERRED STOCK PUT SERIES OR SELECT SERIES.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Corporate Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

     Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES--For all Funds except Preferred Stock Put Series and Monthly Payment Series structured as regulated investment companies as specified in Part A of the Prospectus.

     The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies. Certain Funds may contain units of previously issued series of Corporate Income Fund; reference here to the Fund should be understood to include those previously issued Series.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

        The Fund is not an association taxable as a corporation for federal income tax purposes. Each investor will be considered the owner of a pro rata portion of each Bond in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). The total cost to an investor of his Units, including sales charges, is allocated to his pro rata portion of each Bond, in proportion to the fair market values thereof on the date the investor purchases his Units, in order to determine his tax basis for his pro rata portion of each Bond.

       Each investor will be considered to have received the interest and accrued the original issue discount, if any, on his pro rata portion of each Bond when interest on the Bond is received or original issue discount is accrued by the Fund regardless of whether it is automatically reinvested in the Fund. An individual investor who itemizes deductions may deduct his pro rata share of fees and other expenses of the Fund only to the extent that such amount together with the investor's other miscellaneous deductions exceeds 2% of his adjusted gross income.

        If an investor's tax basis for his pro rata portion of a Bond exceeds the redemption price at maturity thereof (subject to certain adjustments), the investor will be considered to have purchased his pro rata portion of the Bond at a 'bond premium'. The investor may elect to amortize the bond premium prior to the maturity of the Bond. The amount amortized in any year should be applied to offset the investor's interest from the Bond and will result in a reduction of basis for his pro rata portion of the Bond.

        An investor will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the Fund or when he sells or redeems all or some of his Units. Any such taxable gain or loss will be capital gain or loss, except that any gain from the disposition of an investor's pro rata portion of a Bond acquired by the investor at a 'market discount' (i.e., where the investor's tax basis for his pro rata portion of the Bond (which includes any original issue discount accrued thereon) is less than its stated redemption price at maturity) will be treated as ordinary income to the extent the gain does not exceed the accrued market discount.

        Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as the income of the investors in the same manner as for federal income tax purposes.

        Notwithstanding the foregoing, an investor who is a non-resident alien individual or a foreign corporation (a 'Foreign Investor') will generally not be subject to U.S. federal income taxes, including withholding taxes, on the interest income on, or any gain from the sale or other disposition of, his pro rata portion of any Bond provided that (i) the interest income or gain is not effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) if the interest is United States source income (which is the case on most Bonds issued by United States issuers), the Bond is issued after July 18, 1984 and the Foreign Investor does not own, actually or constructively, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Bond and is not a controlled foreign corporation related (within the meaning of Section 864 (d)(4) of the Code) to the issuer of the Bond, (iii) with respect to any gain, the Foreign Investor (if an individual) is not present in the United States for 183 days or more during the taxable year and (iv) the Foreign Investor provides the required certification of his status and of certain other matters. Withholding agents will file with the Internal Revenue Service foreign person information returns with respect to such interest payments accompanied by such certifications. Foreign Investors should consult their own tax advisers with respect to United States federal income tax consequences of ownership of Units.

        The foregoing discussion relates only to U.S. federal and certain aspects of New York State and City income taxes. Investors may be subject to taxation in New York and other jurisdictions (including a Foreign Investor's country of residence) and should consult their own tax advisers in this regard.

                                *     *     *

     Neither the Sponsors nor Davis Polk & Wardwell have made or will make a review of the facts and circumstances relating to the issuance of any Bonds. To the best knowledge of the Sponsors, each Bond will be treated as debt for tax purposes by the respective issuers. The Internal Revenue Service, however, is not bound by an issuer's treatment and may take the position that a Bond has more equity than debt features and, accordingly, should be treated as equity. In the event of such a recharacterization, a withholding tax at the statutory rate of 30% (or a lesser treaty rate) would apply on distributions to Foreign Investors in respect of that Bond.

     Unless otherwise stated in Part A of the Prospectus, the Sponsors believe that (i) each of the Bonds, the interest on which is United States source income (which is the case for most Bonds issued by United States issuers), was or will have been issued after July 18, 1984 and (ii) interest on any Bond issued by a non-United States issuer is not subject to any foreign withholding taxes under current law. There can be no assurance, however, that foreign withholding taxes will not be imposed on interest on Bonds issued by non-United States issuers in the future.

     After the end of each calendar year, the Trustee will furnish to each investor an annual statement containing information relating to the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Fund of any Bond), and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service.

RETIREMENT PLANS--CASH AND ACCRETION BOND SERIES AND SELECT SERIES

     These Series may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 in a spousal account).

     Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filling a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

The Trustee and its address are stated on the back cover of Part A of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of Part A of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors. On Preferred Stock Put Series, the Sponsors received an initial placement fee from the Seller and receive an annual placement fee equal to a percentage of the price at which the Seller has committed to purchase the preferred stocks (the Put Price).

FUND PERFORMANCE

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance may not be indicative of future results. The Fund is not actively managed. Unit price and return fluctuate with the value of the Bonds in the Portfolio, so there may be a gain or loss when Units are sold.

     Fund performance may be compared to performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge. You may exchange your units of any Select Ten Portfolio, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge.

     To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any insurance securing certain Bonds, and general information about the structure and operation of the Fund.

                                  APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.

     A Standard & Poor's rating on the units of an investment trust (hereinafter referred to collectively as 'units' and 'funds') is a current assessment of creditworthiness with respect to the investments held by the fund. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which fund expenses will reduce payment to the Holder of the interest and principal required to be paid on portfolio assets. In addition, the rating is not a recommendation to purchase, sell, or hold units, as the rating does not comment as to market price of the units or suitability for a particular investor.

     AAA--Units rated AAA represent interests in funds composed exclusively of securities that, together with their credit support, are rated AAA by Standard & Poor's and/or certain short-term investments. This AAA rating is the highest rating assigned by Standard & Poor's to a security. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     *Continuance  of  the  rating  is contingent  upon  S&P's  receipt  of an
executed  copy  of  the  escrow  agreement  during  documentation   confirming
investments and cash flows.

     NR--Indicates   that  no  rating  has   been  requested,  that  there  is
insufficient information on which to base rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

     Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

FITCH INVESTORS SERVICES, INC.

     AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, which very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

     A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

     A 'I' or a 'J' sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

     AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

     A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     A 'I' or a 'J' sign after a rating symbol indicates relative standing in its rating.

                                  APPENDIX B
                    SECONDARY MARKET SALES CHARGE SCHEDULE

                                                     SALES CHARGE
                                      (GROSS UNDERWRITING PROFIT)
                                     --------------------------------
                                     AS PERCENT OF      AS PERCENT OF  DEALER CONCESSION AS
                                     BID SIDE PUBLIC     NET AMOUNT    PERCENT OF PUBLIC
            NUMBER OF UNITS          OFFERING PRICE        INVESTED      OFFERING PRICE
            ---------------          ---------------    -------------  --------------------
MONTHLY PAYMENT SERIES AND INSURED
SERIES:
Less than 250......................           5.50%           5.820%              3.575%
250 - 499..........................           4.50            4.712               2.925
500 - 749..........................           3.50            3.627               2.275
750 - 999..........................           2.50            2.564               1.625
1,000 or more......................           2.00            2.041               1.300

INTERMEDIATE SERIES:
Less than 250......................           4.75%           4.987%              3.088%
250 - 499..........................           3.75            3.896               2.438
500 - 749..........................           2.75            2.828               1.788
750 - 999..........................           2.00            2.041               1.300
1,000 or more......................           1.50            1.523               0.975

CASH OR ACCRETION BOND SERIES AND
SELECT SERIES::
Less than 250,000..................           3.50%           3.627%              2.275%
250,000 - 499,999..................           2.75            2.828               1.788
500,000 - 749,999..................           2.00            2.040               1.300
750,000 - 999,999..................           1.50            1.523               0.975
1,000,000 or more..................           1.00            1.010               0.650

PREFERRED STOCK PUT SERIES: Units are sold at no sales charge.

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                                                                  14100--11/95

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                               CORPORATE INCOME FUND
Merrill Lynch,                          Preferred Stock Put Series--4
Pierce, Fenner & Smith Inc.             (A Unit Investment Trust)
Unit Investment Trusts                  PROSPECTUS PART A
P.O. Box 9051                           This Prospectus does not contain all of
Princeton, N.J. 08543-9051              the information with respect to the
(609) 282-8500                          investment company set forth in its
Smith Barney Inc.                       registration statement and exhibits
Unit Trust Department                   relating thereto which have been filed
388 Greenwich Street--23rd Floor        with the Securities and Exchange
New York, NY 10013                      Commission, Washington, D.C. under the
1-800-223-2532                          Securities Act of 1933 and the
PaineWebber Incorporated                Investment Company Act of 1940, and to
1200 Harbor Boulevard                   which reference is hereby made.
Weehawken, N.J. 07087                   No person is authorized to give any
(201) 902-3000                          information or to make any
Prudential Securities Incorporated      representations with respect to this
One Seaport Plaza                       investment company not contained in this
199 Water Street                        Prospectus; and any information or
New York, N.Y. 10292                    representation not contained herein must
(212) 776-1000                          not be relied upon as having been
Dean Witter Reynolds Inc.               authorized. This Prospectus does not
Two World Trade Center--59th Floor      constitute an offer to sell, or a
New York, N.Y. 10048                    solicitation of an offer to buy,
(212) 392-2222                          securities in any state to any person to
EVALUATOR:                              whom it is not lawful to make such offer
Interactive Data Services Inc.          in such state.
14 Wall Street                          13780--12/94
New York, N.Y. 10005
INDEPENDENT ACCOUNTANTS:
Deloitte & Touche LLP
2 World Financial Center
9th Floor
New York, N.Y. 10281-1414
CO-TRUSTEES:
The First National Bank of Chicago
Investors Bank & Trust Company
P.O. Box 1537
Boston, MA 02205-1537
1-800-338-6019